SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material Under Rule 14a-12

AFL-CIO Housing Investment Trust

(Name of Registrant as Specified In Its Charter)

_____________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies: _______________________

2) Aggregate number of securities to which transaction applies: _______________________

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5) Total fee paid: _______________

☐  Fee paid previously with preliminary materials:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule

0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

2) Form, Schedule or Registration Statement No.:

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4) Date Filed:

December 28, 2017

TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST

Enclosed is the Notice of the 2017 Annual Meeting of Participants of the AFL-CIO Housing Investment Trust and a Proxy Statement describing proposals relating to the election of the Chair, four Class I Union Trustees and four Class I Management Trustees of the Board of Trustees, the ratification of the independent registered public accounting firm and other such matters as may properly come up at the meeting or any adjournment or adjournments thereof.

Also enclosed is a proxy card for each Participant noting the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should vote its Units by mail, Internet or telephone, as described herein, as soon as possible.

Sincerely,
/s/ Stephen Coyle
Stephen Coyle
Chief Executive Officer

Please Vote Within Five Days of Receipt

SC/mo

opeiu #2, afl-cio

Enclosures

AFL-CIO Housing Investment Trust

NOTICE OF THE 2017 ANNUAL MEETING OF PARTICIPANTS

To Participants, AFL-CIO Housing Investment Trust:

Notice is hereby given that the 2017 Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or the “HIT”), a District of Columbia common law trust, will be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on January 24, 2018, at 11:00 a.m. for the following purposes:

1.	To elect Helen R. Kanovsky as Chair of the Board of Trustees to serve until the 2018 Annual Meeting of Participants or until her successor is elected and qualifies;
2.	To elect Kenneth W. Cooper, David B. Durkee, Kenneth E. Rigmaiden and Richard L. Trumka as Class I Union Trustees and Bridget Gainer, Jack Quinn, Jr., Deidre L. Schmidt and William C. Thompson, Jr. as Class I Management Trustees, to hold office until the 2020 Annual Meeting, or until the respective successor of each is elected and qualifies;
3.	To ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017; and
4.	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

December 1, 2017 has been fixed as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record on that date are entitled to notice of and to vote at the Meeting or at any such adjournment(s).

By Order of the Board of Trustees,
/s/ Stephen Coyle
Stephen Coyle
Chief Executive Officer

Dated: December 28, 2017

AFL-CIO HOUSING INVESTMENT TRUST

PROXY STATEMENT

December 28, 2017

General Matters

This Proxy Statement and accompanying proxy card are being sent on December 28, 2017, in connection with the solicitation of proxies for use at the Annual Meeting of Participants (the “Meeting”) of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the “Trust” or the “HIT”) to be held at the offices of the Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037, on January 24, 2018, beginning at 11:00 a.m. and at any adjournment(s) thereof.

A copy of the Trust’s annual Report for the year ended December 31, 2016, together with financial statements for the corresponding fiscal year, were previously mailed to each Participant entitled to vote at the Meeting. The Trust will furnish, without charge, a copy of the Annual Report for 2016 and the most recent Semi-Annual Report succeeding the Annual Report to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, and directing the call to the Marketing and Investor Relations Department. Written requests may be directed to the Managing Director of Marketing, AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037. Reports may also be accessed on the Trust’s website at www.aflcio-hit.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE PARTICIPANTS MEETING TO BE HELD ON JANUARY 24, 2018:

The Proxy Statement, Proxy Card, Notice of the 2017 Annual Meeting of Participants, the related cover letter and a copy of the Trust’s two most recent Participant Reports are available at https://www.proxyonline.com.

ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including the (i) election of a Chair of the Board of Trustees; (ii) election of four Class I Union Trustees and four Class I Management Trustees; (iii) ratification of the selection of the Trust’s independent registered public accounting firm; and (iv) transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof. In addition, at the Meeting the Trust’s management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

December 1, 2017 is the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the “Record Date”). On the Record Date, 5,509,435.550 Units of Participation of the Trust were outstanding. Each Unit of Participation is entitled to one vote. No shares of any other class of securities were outstanding as of that date.

Only Participants of record on the Record Date, or their duly appointed proxies, will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

All Participants of record on the Record Date, or their duly appointed proxies, may attend the Meeting.

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WHAT CONSTITUTES A QUORUM?

A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of the Units of Participation of the Trust (“Units”) outstanding on the Record Date. On the Record Date 5,509,435.550 Units were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of Units considered to be present at the Meeting.

HOW DO I VOTE?

By Mail: If the proxy card that is enclosed with this Proxy Statement is properly executed, dated and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon. Participants are reminded to complete both sides of the proxy card before mailing.

By Automated Touchtone: If the proxy card is properly voted via the telephone, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

To vote proxy via Automated Touchtone:

1)       Dial 1-888-227-9349 from a touchtone telephone

2)	Follow the voice prompts to enter the Control Number* that is included on the proxy card provided with this mailing and vote your proxies.

By Internet: If the proxy card is properly voted through the Internet, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the proxy card will be voted in accordance with the Trustees’ recommendations set forth thereon.

To vote by proxy through the Internet:

1)	Use a web browser to go to https://www.proxyonline.com.
2)	Enter the Control Number* that is included on the proxy card provided with this mailing.

* Please type the Control Number into the appropriate screen exactly as it is shown on the enclosure and follow the on-screen directions. Participants voting by Internet will have an opportunity to review their voting instructions on each proposal, and make any changes, before submitting their voting instructions and terminating their Internet link.

In Person: By attending the Meeting and voting your Units.

All votes must be time stamped or postmarked, as applicable, by midnight on January 23, 2018.

CAN I CHANGE MY VOTE AFTER GIVING A PROXY?

Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice of such revocation to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEES’ RECOMMENDATIONS?

Unless you give other instructions when you vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board’s recommendation with respect to each item is set forth together with the description of such item in this Proxy Statement. In summary, the Board recommends a vote:

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•	FOR election of the nominated Chair (see page 4);
•	FOR election of the nominated Trustees (see page 4); and
•	FOR ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017 (see page 16).

With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The vote required for approval of each of Proposals I, II, and III will be an affirmative vote of a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote. Abstentions will not be included in the calculation of the number of Units voted affirmatively for a proposal.

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust. Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was December 28, 2017.

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ELECTION OF THE CHAIR AND TRUSTEES

PROPOSAL I:

TO ELECT THE CHAIR

PROPOSAL II:

TO ELECT FOUR (4) CLASS I UNION TRUSTEES AND FOUR (4) CLASS I MANAGEMENT TRUSTEES

Under the Trust’s Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one additional Trustee is to be the Chair. The Board of Trustees currently consists of 10 Trustees, six (6) of whom are Union Trustees (Alvarez, Boland, McGarvey, Rigmaiden, Shuler, and Trumka), three (3) of whom are Management Trustees (Spear, Stanley and Quinn), and one (1) of whom is the Chair (Ravitch).

The Declaration of Trust divides the Union and Management Trustees into three classes (each, a “Class”). Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third Annual Meeting following its election; the term of one Class expires each year. At each Annual Meeting, the Participants elect a Chair to serve until the next Annual Meeting and such number of Trustees as is necessary to fill vacancies in (i) the Class whose terms expire as of that meeting, and (ii) any other Class. The terms of office of Trustees Trumka, Rigmaiden and Quinn will expire on the day of the Meeting. Trustees Trumka and Rigmaiden are standing for re-election as Class I Union Trustees and Trustee Quinn is standing for re-election as a Class I Management Trustee. Messrs. Cooper and Durkee are standing for election for the first time as Class I Union Trustees. Mr. Thompson and Mses. Gainer and Schmidt are standing for election for the first time as a Class I Management Trustees. The term of Chairman Ravitch will expire on the day of the meeting and he is not standing for reelection. The Board of Trustees has nominated Helen R. Kanovsky for election as Chair. The Board of Trustees has determined that it is advisable to increase the overall number of Trustees, such that there will be eight Union and six Management Trustees if each of the nominated Trustees is elected.

The principal occupations and business experience for at least the past five years of Ms. Kanovsky, Trustees Trumka, Rigmaiden and Quinn, Messrs. Cooper, Durkee and Thompson and Mses. Gainer and Schmidt are described below under “Nominees for Election.”

If the enclosed Proxy is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the Proxy). Each Class I Trustees will serve a three-year term ending in 2020, or until the successor of each is elected and qualifies. If elected, Ms. Kanovsky will serve as Chair for a one-year term ending in 2018, or until her successor is elected and qualifies.

Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the Proxies will be voted for such other persons, if any, as the Nominating Committee may recommend. Proxies will not be voted for a greater number of persons than the number of nominees named.

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Nominees for Election

The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust, if any. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected. The current Trustees of the HIT, their principal occupations and qualifications for Board service, and other information are also listed below.  Correspondence intended for a Nominee or Incumbent Trustee may be sent c/o AFL-CIO Housing Investment Trust, 2401 Pennsylvania Ave., N.W. Suite 200, Washington, DC 20037.

Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served	Principal Occupation & Business Experience Past 5 Years / Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
Helen Kanovsky Age 66	None	N/A	General Counsel, Mortgage Bankers Association; formerly General Counsel, U.S. Department Housing & Urban Development; Chief Operating Officer & General Counsel, AFL-CIO Housing Investment Trust. Ms. Kanovsky has particular knowledge and experience regarding the significant facets of the operations of the HIT, real estate finance, the housing industry, pension plans and public policy.	N/A	None
Kenneth W. Cooper Age 56	None	N/A	International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW. Mr. Cooper has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.	N/A
David B. Durkee Age 64	None	N/A	International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Mr. Durkee has particular knowledge and experience regarding pension funds and the labor movement.	N/A

____________________________

*  None of the Nominees for Election to the HIT’s Board of Trustees are “interested persons” as defined in the Investment Company Act.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended.

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Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served	Principal Occupation & Business Experience Past 5 Years / Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
Kenneth E. Rigmaiden Age 64	Union Trustee	Service Commenced 2011, Term Expires 2017	General President, International Union of Painters and Allied Trades of the Unites States & Canada (“IUPAT”); Director, Coalition of Black Trade Unionists and Board for Partnership for Working Families; formerly Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way. Mr. Rigmaiden has particular knowledge and experience regarding the construction industry, pension funds and the labor movement.	2	None
Richard L. Trumka Age 68	Union Trustee	Service Commenced 1995, Term Expires 2017	President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Mr. Trumka has particular knowledge and experience regarding the significant facets of the operations of the HIT, the financial industry, pension plans and the labor movement.	2	None
Bridget Gainer Age 49	None	N/A	Commissioner, Cook County Board; formerly Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; Director, Chicago Parks District. Ms. Gainer has particular knowledge and experience regarding labor relations, pension plans and public policy.	N/A

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Name, Address & Age	Position Held with the Trust	Term of Office & Length of Time Served	Principal Occupation & Business Experience Past 5 Years / Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
Jack Quinn, Jr. Age 66	Management Trustee	Service Commenced 2005, Term Expires 2017	Senior Advisor for Public & Community Relations, Barclay Damon; formerly President, Erie Community College; formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Mr. Quinn has particular knowledge and experience regarding the significant facets of the operations of the HIT and public policy.	2	Kaiser Aluminum Corporation
Deidre L. Schmidt Age 47	None	N/A	President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Director, Affordable Housing Institute. Ms. Schmidt has particular knowledge and expertise regarding significant facets of real estate finance, community development and public policy.	N/A
William C. Thomspon, Jr. Age 64	None	N/A	Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York. Mr. Thompson has particular knowledge and experience regarding the significant facets of community development, finance, pension plans and public policy.	N/A

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE ELECTION OF THE NOMINEES AS CHAIR AND AS CLASS I TRUSTEE, AS APPLICABLE.

Incumbent Trustees

As noted above, Chairman Ravitch and Trustees Trumka, Rigmaiden and Quinn are currently members of the Board of Trustees. In addition, the following incumbent Trustees will continue in office in accordance with the Trust’s Declaration of Trust, and are expected to stand for reelection at subsequent Annual Meetings of Participants.

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Name, Address & Age	Position Held With the HIT	Term of Office & Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
Vincent Alvarez Age 49	Union Trustee	Service Commenced 2012, Term Expires 2019	President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Chief of Staff. Mr. Alvarez has particular knowledge and experience regarding the labor movement and public policy.	2	None
James Boland Age 67	Union Trustee	Service Commenced October 2010, Term Expires 2019	President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Trustee, International Masonry Institute; Co-Chair, International Trowel Trades Pension Fund and BAC International Health Fund; Executive Board Member, BAC Staff Health Plan; Trustee BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary-Treasurer, BAC. Mr. Boland has particular knowledge and experience regarding the construction industry and the labor movement.	2	None
Sean McGarvey Age 55	Union Trustee	Service Commenced December 2012, Term Expires 2018	President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO. Mr. McGarvey has particular knowledge and experience regarding the construction industry and investment and the labor movement.	2	None

____________________________

*   None of the Incumbent Trustees on the HIT’s Board of Trustees are “interested persons” as defined in the Investment Company Act.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act.

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Name, Address & Age	Position Held With the HIT	Term of Office & Length of Time Served	Principal Occupation & Business Experience During At Least Past 5 Years / Qualification for Board Service*	Number of Series in Trust Overseen by Trustee	Other Directorships Held by Trustee**
Elizabeth Shuler Age 47	Union Trustee	Service Commenced 2009, Term Expires 2018	Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Ms. Shuler has particular knowledge and experience regarding the construction industry, pension plans and the labor movement.	2	None
Marlyn J. Spear Age 64	Management Trustee	Service Commenced March 1995, Term Expires 2018	Director Baird Funds, Inc.; Member, Greater Milwaukee Foundation Investment Committee; Chartered Financial Analyst designation and long-term investment management experience; formerly Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity). Ms. Spear has particular knowledge and experience regarding the significant facets of the operations of the HIT, pension funds, finance and accounting, and the investment management industry.	2	Baird Funds, Inc.
Tony Stanley Age 84	Management Trustee	Service Commenced December 1983, Term Expires 2019	Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Mr. Stanley has particular knowledge and experience regarding the significant facets of the operations of the HIT, finance, long-term health care and the construction industry.	2	None

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Executive Officers

All executive officers of the Trust with the exception of Theodore Chandler and Emily Johnstone are located at 2401 Pennsylvania Ave., N.W., Suite 200, Washington, D.C. 20037. Mr. Chandler is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91101. Ms. Johnstone is located at One Sansome Street, Suite 3500, San Francisco, CA 94104. The executive officers of the Trust are responsible for managing the series of the Trust and are elected annually by the Board of Trustees to one-year terms or until their respective successors are appointed and qualify. As of December 1, 2017, the executive officers of the Trust were as follows:

Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years*	Other Directorships Held by Officer**
Stephen F. Coyle Age 72	Chief Executive Officer	Service Commenced February 1992	Chief Executive Officer since 1992, AFL-CIO Housing Investment Trust.	None
Theodore S. Chandler Age 58	Chief Operating Officer	Service Commenced June 2009	Vice President, Fannie Mae; Deputy Executive Director, Massachusetts Industrial Finance Agency; Acting Director and Chief of Staff, Boston Redevelopment Authority.	None
Erica Khatchadourian Age 50	Chief Financial Officer since 2001	Service Commenced April 1993	Controller (2001) and Chief of Staff and Director of Operations (1997-2000), AFL-CIO Housing Investment Trust.	None
Chang Suh Age 46	Senior Executive Vice President/Chief Portfolio Manager since 2003	Service Commenced April 1998	Assistant Portfolio Manager from (2001-2003); Senior Portfolio Analyst from (1998-2001), AFL-CIO Housing Investment Trust.	None
Nicholas C. Milano Age 50	General Counsel since 2013	Service Commenced August 2013, Previous Service 2003-2007	Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission.	None

____________________________

*    Includes information from period greater than 5 years where deemed significant.

** Disclosure is related to the past 5-year period and is limited to directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended. Includes information from period greater than 5 years where deemed significant.

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Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years*	Other Directorships Held by Officer**
Eric Price Age 56	Executive Vice President since 2010	Service Commenced February 2010, Previous Service 1994-1998	Chief Executive Officer, Building America CDE, Inc. and Chief Executive Officer, HIT Advisers, LLC; Senior Vice President, Abdo Development; Senior Vice President--Neighborhood Markets, Local Initiative Support Corporation; Deputy Mayor for Planning and Economic Development, District of Columbia.	None
Deborah Cohen Age 67	Chief Development Officer since 2009	Service Commenced in January 2008	Chief Director of Marketing and Investor Relations and Assistant Portfolio Manager, AFL-CIO Housing Investment Trust; Senior Director of Planning and Research, Federal Home Loan Banks.	None
Emily Johnstone Age 45	Executive Vice President / Managing Director Defined Contribution Marketing since 2016	Service Commenced in May 2011; previous service 1996-1999	Managing Director Business Development and Western Regional Marketing Director, AFL-CIO Housing Investment Trust; West Coast Regional Marketing Director, RBC Tax Credit Equity Group.	None
Christopher Kaiser Age 52	Deputy General Counsel since 2008 and Chief Compliance Officer since 2007	Service Commenced February 2007	Associate General Counsel (2007-2008), AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, Securities and Exchange Commission.	None
Thalia B. Lankin Age 39	Chief Business Development Officer since 2016	Service Commenced March 2004	Chief Operating Officer, Building America CDE, Inc.; Director of Operations, Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust.	None
Harpreet Peleg Age 43	Controller since 2005	Service Commenced March 2005	Chief Financial Officer, Building America CDE, Inc.; Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs.	None

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Name and Age	Current Position with the Trust	Length of Time Served with the Trust	Previous Principal Occupations during Past 5 Years*	Other Directorships Held by Officer**
Stephanie Wiggins Age 52	Executive Vice President since 2010 and Chief Investment Officer since January 2001	Service Commenced November 2000	Director, Fannie Mae Production (2000 – 2001), AFL-CIO Housing Investment Trust; Director, Prudential Mortgage Capital Company; Vice President / Multifamily Transaction Manger, WMF Capital Corporation.	Resource Capital Corp.
Lesyllee White Age 55	Executive Vice President / Managing Director of Defined Benefit Marketing since 2016	Service Commenced November 1999	Senior Vice President / Managing Director of Marketing and Director of Marketing, AFL-CIO Housing Investment Trust.	None

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Organization of Board of Trustees

Under the terms of the Declaration of Trust, the Board of Trustees of the Trust has overall responsibility for the management and policies of the Trust. The Board of Trustees maintains four committees: the Executive Committee, the Nominating Committee, the Audit Committee and the Committee of the Whole.

The current members of the Executive Committee are Chairman Ravitch and Trustees Spear, Stanley, and Trumka. None of these persons is an interested person, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Committee chooses one of its members to serve as Chair of the Committee. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session. It met once during 2016 and has met once year-to-date 2017.

No committee functions as a compensation committee as such. The Executive Committee, however, may from time to time make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as Trustees, and compensation payable to executive officers. See “COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS.”

Individuals are not eligible to invest in the HIT, and none of the Trustees or officers owns any Units of the HIT.

Nominating Committee

The Nominating Committee is a separately chartered committee which was formally constituted by the Board of Trustees on April 7, 2004. The current members of the Nominating Committee are Chairman Ravitch and Trustees Spear, Stanley, and Trumka. None of these persons is an interested person, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Nominating Committee is responsible for the nomination of persons to serve as members of the Board of Trustees. The Nominating Committee did not meet in 2016 and has met one time year-to-date in 2017. The Nominating Committee was convened during a meeting of the Committee of the Whole of the Board of Trustees, at which time the current nominees for Chair and Class I Trustees were considered and recommended.

The Nominating Committee has a charter, a copy of which was filed as an appendix to the May 18, 2005 Proxy Statement. Pursuant to Section (4) of its charter, the Nominating Committee will consider Trustee candidates recommended by Participants. The Nominating Committee has not adopted formal procedures to be followed by Participants in submitting such recommendations. However, it is the practice of the Board of Trustees, the members of which are disinterested, to set a record date by which Participants in the Trust may submit matters for consideration by the Participants at the Annual Meeting, including recommendations for Trustee candidates. Once received, the Nominating Committee reviews the eligibility of each candidate in accordance with the criteria set forth in the charter.

All candidates are evaluated in the same manner, regardless of the process by which they were recommended. Pursuant to the Nominating Committee charter, candidates are evaluated by the Committee in terms of relevant experience that would enable the candidate to serve effectively as a Trustee, as well as compatibility with respect to the Trust’s mission. In addition, candidates are evaluated based on their eligibility to serve under the Trust’s Declaration of Trust. When a viable candidate has been identified, the members of the Committee may conduct in-person interviews of such candidate. When all of the candidates recommended to the Committee have been evaluated and, if applicable, interviewed, the Committee will determine which of the viable candidates should be presented to the Board of Trustees of the Trust for nomination to Participants to become a member of the Board of Trustees of the Trust. The Trustees’ policy is to nominate Trustees in a manner that seeks to produce the best candidates with a diversity of qualities, experience, backgrounds and complementary skills.

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Audit Committee

The Audit Committee is a separately constituted committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It monitors the accounting practices and performance of Trust management and the Trust’s independent registered public accounting firm. The Board of Trustees previously selected Trustee Spear (designated Audit Committee Financial Expert) to be Chairperson of the Committee and Trustees Boland, Shuler, Stanley and Quinn to serve as the current members of the Committee. None of these persons would be interested persons, as defined by Section 2(a)(19) of the Investment Company Act of 1940. The Audit Committee operates under a written charter adopted by the Board of Trustees, a copy of which was filed as an appendix to the Trust’s registration statement. Pursuant to its charter, the Audit Committee must meet annually with the independent registered public accounting firm to review the audit outside the presence of Trust management. The Audit Committee met two times in 2016 and has met three times year to date 2017.

Committee of the Whole

The Committee of the Whole monitors the Trust’s investment practices and policies, reviews proposed changes thereto, considers new investment practices and policies and oversees the marketing policies and strategies of the Trust. This Committee is currently composed of all Trustees. It did not meet in 2016 and has met one time in 2017 when it convened as the Nominating Committee to review candidates for the Chair and Class I Trustees.

Board of Trustees

The Board of Trustees met four times and held one informal working session during the Trust’s fiscal year ended December 31, 2016 and has met three times year-to-date in 2017. Trustees McGarvey, Rigmaiden, Shuler and Trumka each attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Trustees (held during the period for which they were Trustees) and (2) the total number of meetings held by all committees of the Board of Trustees on which they served (during the periods that they served) during the 2016 fiscal year. Board members who have been unable to attend meetings due to scheduling conflicts receive all materials and are regularly briefed on matters before the Board.

As the Trust’s investors are made up primarily of eligible pension plans, Participants have ready access to the Board of Trustees, both collectively and individually. This may be accomplished by contacting, in the first instance, the Trust’s Chief Operating Officer. Participants may also contact Trustees directly (several of whom sit on the Boards of Participants). In addition, since historically the Trust’s Board of Trustees has been comprised solely of independent trustees and an independent Chair, the Trust has no policy with respect to Trustee attendance at the Annual Meeting. No Trustee and no Participant attended the Annual Meeting in 2016.

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Consistent with its overall responsibility for the management and policies of the HIT, the Board of Trustees oversees the risk management of the HIT directly and, through its committee structure and delegations to HIT management, indirectly. The Board of Trustees has adopted and periodically reviews and approves policies and procedures which are designed to address areas of potential concern, such as valuation, internal controls, and portfolio management and which regulate the daily business conduct of the HIT. The Board of Trustees requires regular reports from Trust management on matters related to risk both at its regular meetings and periodically throughout the year. The Chief Financial Officer reports regularly to the Board of Trustees and the Audit Committee on matters related to internal controls, audits and accounting. The Chief Compliance Officer reports to the Board of Trustees in person and in writing regarding the effectiveness of the HIT’s compliance program and other compliance related matters at least annually. In addition, the Board of Trustees and the Audit Committee requires regular reports from independent valuation validation consultants and the HIT’s independent auditor and periodic reports from outside counsel and fund compliance service providers to assist its risk management efforts.

Compensation of Trustees and Executive Officers

During the fiscal year ended December 31, 2016, Chairman Ravitch received $10,000 in compensation. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 2016 was $18,000. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

2016 Compensation Table

The following table sets forth the aggregate compensation from the HIT to each of the three highest paid officers of the HIT and to all Trustees of the HIT. The HIT is a single, self-managed fund, and its staff as of December 31, 2016 included 55 employees. Therefore, in addition to those individuals identified in the table below, the HIT had 50 other employees who earned aggregate compensation exceeding $60,000 during the 2016 fiscal year.

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Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
Stephen Coyle[2] Chief Executive Officer	$505,113	$213,636	Cannot be determined	Not applicable
Chang Suh[3] Chief Portfolio Manager	508,732	69,400	$140,342	Not applicable
Theodore Chandler[4] Chief Operating Officer	419,195	69,400	56,630	Not applicable
Richard Ravitch[5] Chairman	10,000	--	--	10,000
Vincent Alvarez Union Trustee	--	--	--	--

____________________________

1       The estimated annual benefits payable upon retirement at normal retirement age to the executive officers of the HIT, other than Mr. Coyle who does not participate in the Retirement Plan, are determined primarily by a formula based on final average salary and years of service and assume that the officers retire at ages that are consistent with IRS requirements. See “RETIREMENT PLANS” below.

2       Aggregate HIT Compensation includes $24,000 of deferred compensation in 2016 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Aggregate HIT Compensation does not include $38,019 paid by HIT on behalf of HIT Advisers LLC under an employee leasing agreement. Pension or Retirement Benefits as Part of HIT Expenses includes $5,394 of matching funds paid into the 401(k) Plan and $208,242 of deferred compensation in lieu of participation in the Retirement Plan, but does not include $406 of matching funds and $15,674 in deferred compensation paid by the HIT on behalf of HIT Advisers under an employee leasing agreement. The total amount accrued by Mr. Coyle through December 31, 2016 in lieu of participation in the Retirement Plan, including interest, is $3,000,037 and the total amount accrued under the 401(k) Plan through December 31, 2016, including interest and HIT matching, is $623,610. Additionally, Mr. Coyle received payouts of a portion of compensation deferred in previous years in the amount of $155,154 during fiscal year 2016.

3       Aggregate HIT compensation includes $18,000 of deferred compensation in 2016 under the 401 (k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Suh’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $5,800 of matching funds paid into the 401(k) Plan and $63,600 contributed to the Retirement Plan in 2016 on Mr. Suh’s behalf. The total amount deferred by Mr. Suh as of December 31, 2016 under the 401(k) Plan, including interest and HIT matching, is $660,764.

4       Aggregate HIT Compensation includes $24,000 of deferred compensation in 2016 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Chandler’s behalf. Pension or Retirement Benefits as Part of HIT Expenses includes $5,800 of matching funds paid into the 401(k) Plan and $63,600 contributed to the Retirement Plan in 2016 on Mr. Chandler’s behalf. The total amount deferred by Mr. Chandler as of December 31, 2016 under the 401(k) Plan, including interest and HIT matching, is $245,771.

5       Mr. Ravitch, whose term expires at the Meeting, has elected not to seek reelection to the Board.

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Name of Person, Position	Aggregate Compensation From HIT	Pension or Retirement Benefits Accrued in HIT Expenses	Estimated Annual Benefits Upon Retirement[1]	Total Compensation Paid to Trustees
James Boland Union Trustee	--	--	--	--
Sean McGarvey Union Trustee	--	--	--	--
Kenneth E. Rigmaiden Union Trustee	--	--	--	--
Elizabeth Shuler Union Trustee	--	--	--	--
Richard L. Trumka Union Trustee	--	--	--	--
Marlyn J. Spear Management Trustee	3,500	--	--	3,500
Tony Stanley Management Trustee	2,500	--	--	2,500
Jack Quinn, Jr. Management Trustee	2,000	--	--	2,000

The HIT adopted the Retirement Plan described below for all of its employees except for its Chief Executive Officer (who by the terms of the Retirement Plan is ineligible), effective as of October 1, 1990. Mr. Coyle has participated in a separate non-qualified retirement plan since the start of his employment in 1992. Effective October 1, 1996, the HIT adopted the AFL-CIO Housing Investment Trust 401(k) Plan described below for all of its employees, including its Chief Executive Officer.

THE RETIREMENT PLAN

Under the Staff Retirement Plan, contributions are based on an eligible employee’s base salary. The Internal Revenue Service imposes an annual maximum on the amount that can be included in determining base salary during 2016, which amount was $265,000. In general, employer contribution rates are determined actuarially every year. The Staff Retirement Plan was funded by employer contributions at rates of approximately 24.00% of eligible employees’ base salaries during the twelve months ended December 31, 2016. During 2016, the annual base salary for pension purposes of Mr. Chandler and Mr. Suh was $250,000 each.

The Staff Retirement Plan is open to employees of the AFL-CIO and other participating employers that are approved by the Staff Retirement Plan’s board of trustees and that make contributions to the Staff Retirement Plan on their behalf. Such employees become members of the Staff Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

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The Staff Retirement Plan provides a retirement pension to eligible employees for life, beginning at age 65 if the employee has at least three years of credited service, beginning at age 60 if the employee has at least 10 years of credited service, or beginning at age 50 if the employee’s age plus years of credited service equals 80 or more. The amount of this pension depends on average base salary and years of credited service at retirement. Eligible employees will receive 3.00% of an average of their highest three years’ base earnings (“Final Average Salary”) for each year of credited service up to 25 years, and 0.5% of their Final Average Salary of each year of credited service over 25 years. This calculated amount is subject to (1) Internal Revenue Service limits, (2) the Staff Retirement Plan modification noted below and (3) certain elections related to survivor benefits made by the employee at the time of retirement. The Staff Retirement Plan modified the calculation of the Final Average Salary effective June 30, 2014 such that, the Final Average Salary would be frozen for vested employees and would be capped as the average of the first three years of service for unvested employees.

Set forth below is a table showing estimated annual benefits payable upon retirement in specified compensation and years of service classifications. As of the date hereof, Mr. Chandler has approximately eight and Mr. Suh has approximately 19 credited years of service under the Staff Retirement Plan.

	Years of Service
Final Average Salary[1]	15[2]	20[2]	25[2]	30[3]	35[3]
$100,000	$45,000	$60,000	$75,000	$77,500	$80,000
150,000	67,500	90,000	112,500	116,250	120,000
200,000	90,000	120,000	150,000	155,000	160,000
265,000	119,250	159,000	198,750	205,375	212,000

Mr. Coyle separately participates in a non-qualified retirement plan, commonly referred to as a “top hat plan”, maintained by HIT.  Under this plan, Mr. Coyle receives a company credit under the plan equal to one-third of his salary with an option to defer additional amounts consistent with tax laws.  Vesting under the plan is immediate.  Amounts deferred under the plan prior to 2005 and in 2014 are currently being distributed in accordance with Mr. Coyle’s elections.  The HIT carries the accrued liability for the benefit under the plan in its financial statements and pays benefits as prescribed by the plan.

The 401(k) Plan

Under the AFL-CIO Housing Investment Trust 401(k) Plan, an eligible employee may designate to set aside up to 100% of his or her total compensation, up to the IRS maximum. As of the date of this document, the HIT is matching dollar-for-dollar the first $6,000 contributed in 2017. The amount deferred by an eligible employee and the amount of the HIT’s matching contribution, if any, will be deposited in a trust account in the employee’s name. Every employee of the HIT is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien. An eligible employee may enroll in the 401(k) Plan at any time during the year.

____________________________

1       The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than shown, depending on several factors, including but not limited to the employee’s years of service, level of compensation, and actual year of retirement.

2       3.00% per year up to 25 years.

3       0.5% per year over 25 years.

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When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee’s behalf, the additional amounts that the HIT contributed to the trust account on the employee’s behalf, plus income earned (or less losses incurred) as a result of investment of these contributions (less the employee’s allocated share of expenses).

Except as noted below, an employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees, funeral expenses and the need to prevent eviction from, or foreclosure of the mortgage of, the employee’s primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee’s account, to meet the immediate financial need.

The amount in an employee’s account must be distributed to the employee in one lump sum or in periodic installments beginning April 1st of the year following the year in which the employee reaches age 70½. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or, when requested, the termination of the employee’s employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee’s attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 2016 to the Executive Officers listed in the Compensation Table above, and the amounts deferred and paid as part of HIT expenses, pursuant to the 401(k) Plan for the accounts of such individuals during 2016, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual	Amount Paid or Distributed	Amount Deferred from HIT Aggregate Compensation	Employer Matching
Stephen Coyle	$0	$24,000	$5,394
Chang Suh	0	18,000	5,800
Theodore Chandler	0	24,000	5,800

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DESIGNATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL III: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participants are requested to ratify the Board of Trustees’ selection of Ernst & Young LLP as the independent registered public accounting firm for the Trust for the fiscal year 2017. Representatives of Ernst & Young LLP are not expected to be present at the Meeting and thus will not have an opportunity to make a statement or be available to respond to questions.

Independent registered public accounting firm

(1)

Audit fees.

The aggregate fees billed for professional services provided to the Trust by its independent auditors for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $454,000 for the fiscal year ended December 31, 2016.

The aggregate fees billed for professional services provided to the Trust by its independent auditors for the audit of the Trust’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $432,000 for the fiscal year ended December 31, 2015.

(2)

Audit-related fees.

The aggregate fees billed by the Trust’s independent auditors for assurance and related services relating to the performance of the audit of the Trust’s financial statements and not reported under paragraph (1) of this Item were $0 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for assurance and related services relating to the performance of the audit of the Trust’s financial statements and not reported under paragraph (1) of this Item were $0 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for services relating to the performance of the audit of the financial statements of the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

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(3)

Tax fees.

The aggregate fees billed by the Trust’s independent auditors for professional services provided to the Trust for tax compliance, including preparation of tax returns and distribution assistance, were $32,150 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for professional services provided to the Trust for tax compliance, including preparation of tax returns and distribution assistance, were $31,000 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the Trust’s independent auditors for tax-related services provided to the Trust’s investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(4)

All other fees.

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item, which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, were $16,000 for the fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services other than those set forth in paragraphs (2) and (3) of this Item provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2016. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the Trust other than those set forth in paragraphs (1), (2) and (3) of this Item, which consisted of the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards, were $16,000 for the fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

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The aggregate fees billed for all services other than those set forth in paragraphs (2) and (3) of this Item provided by the Trust’s independent auditors to the Trust’s adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Trust were $0 for the Trust’s fiscal year ended December 31, 2015. The percentage of these fees relating to services approved by the Trust’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The Trust’s Audit Committee has not established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X.

In connection with its selection of the independent registered public accounting firm, the Trust’s Audit Committee has considered the independent registered public accounting firm’s provision of non-audit services to the Trust’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. During the last two fiscal years, the Trust’s independent registered public accounting firm has not performed any non-audit related services to such entities.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves the engagement of the Trust’s independent registered public accounting firm and pre-approves each audit and non-audit related service. The engagement of Ernst & Young LLP was pre-approved by the Audit Committee for the fiscal years 2017 and 2016. In addition, the Audit Committee pre-approved the provision of all non-audit related services by Ernst & Young LLP for the fiscal years 2017 and 2016 and determined that such services and related fees were not incompatible with maintaining the independence of Ernst & Young LLP.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.

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PROPOSALS FOR 2018 ANNUAL MEETING OF PARTICIPANTS

Participants who wish to make a proposal to be included in the Trust’s Proxy Statement and form of Proxy for the Trust’s 2018 Annual Meeting of Participants (expected to be held in December 2018) must cause such proposal to be received by the Trust at its principal office not later than May 31, 2018.

OTHER MATTERS

The Trust currently has no independent investment adviser.

At the date of this Proxy Statement, the Trustees know of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.

By Order of the Board of Trustees,

/s/ Stephen Coyle
Stephen Coyle
Chief Executive Officer

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AFL-CIO
Housing Investment Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY UNITS YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. BY INTERNET: Please go to https://www.proxyonline.com using your proxy control number found below

3. PHONE dial toll-free 888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

AFL-CIO Housing Investment Trust

ANNUAL MEETING OF PARTICIPANTS TO BE HELD ON JANUARY 24, 2018

The Units of Participation represented hereby will be voted in accordance with instructions contained in this Proxy.

The signer hereby appoints Thalia B. Lankin and Erica Khatchadourian and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants of the AFL-CIO Housing Investment Trust (the “Trust” or the “HIT”) to be held January 24, 2018, and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act upon the matters of the Meeting.

The signer of this Proxy hereby ratifies and confirms all that said proxies or their substitutes or any of them may lawfully do so by virtue hereof. The signer hereby acknowledges receipt of the Notice of the 2017 Annual Meeting of Participants to be held January 24, 2018 and the Proxy Statement dated December 28, 2017.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 24, 2018: The proxy statement is available online at https://www.proxyonline.com

PLEASE NOTE THAT ALL VOTES MUST BE TIME-STAMPED OR POSTMARKED
BY MIDNIGHT ON JANUARY 23, 2018.

[PROXY ID NUMBER HERE]	[Barcode Here]	[CUSIP HERE]

AFL-CIO Housing Investment Trust 2017 Annual Meeting of Participants	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name appears on this proxy card. When units are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●
PROPOSALS		FOR	AGAINST	ABSTAIN

1.	For the election of Helen R. Kanovsky as Chair of the Board of Trustees to serve until the 2018 Annual Meeting of Participants or until her successor is elected and qualifies:	O	O	O

2.	For the election of four Class I Union Trustees and four Class I Management Trustee to hold office until the 2020 Annual Meeting or until the respective successor of each is elected and qualifies:

	(01) Kenneth W. Cooper, Union Trustee	O	O	O

	(02) David B. Durkee, Union Trustee	O	O	O

	(03) Kenneth E. Rigmaiden, Union Trustee	O	O	O

	(04) Richard L. Trumka, Union Trustee	O	O	O

	(05) Bridget Gainer, Management Trustee	O	O	O

	(06) Jack Quinn, Jr., Management Trustee	O	O	O

	(07) Deidre L. Schmidt, Management Trustee	O	O	O

	(08) William C. Thompson, Jr., Management Trustee	O	O	O

3.	For ratification of the Board of Trustees’ selection of Ernst & Young, LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2017:	O	O	O

4.	Upon such other matters as may properly come before the meeting:	O	O	O

The Trustees recommend a vote FOR the above items. ANY PROXY RECEIVED AND NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FORTHE ITEMS.

THANK YOU FOR VOTING

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